Segment Information	12 Months Ended
Dec. 31, 2020
Segment Information
Segment Information

21. Segment Information

The Company has only one reportable segment since the Company does not distinguish revenues, costs and expenses between segments in its internal reporting, and reports costs and expenses by nature as a whole.

The Company’s chief operating decision maker, who has been identified as the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Company as a whole. The Company does not distinguish among markets or segments for the purpose of internal reports.

The majority of the Company's revenues for the years ended December 31, 2018, 2019 and 2020 were generated from PRC. As of December 31, 2019 and 2020, the majority of the long-lived assets of the Company are located in PRC, and no geographical segments are presented.